                                                                      Exhibit 21

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                                                                 Jurisdiction
      Registrant's Subsidiaries                                  of Formation
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1    Agencia Maritima Argenpar SA                                 Argentina
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2    Agriex Agenciamentos, Afretamentos e Apoio Maritimo Ltda.    Brazil
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3    Arlene Investments Inc.                                      Panama
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4    Avemar Holdings (Bahamas) Limited                            Bahamas
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5    Baldwin Maritime Inc.                                        Panama
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6    Bayham Investments S.A.                                      Panama
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7    Blueroad Finance Inc.                                        Panama
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8    Braddock Shipping Inc.                                       Panama
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9    Brinkley Shipping Inc.                                       Panama
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10   Castlestreet Shipping LLC                                    Delaware
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11   Cavalier Shipping Inc.                                       Panama
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12   Cedarino, S.L.                                               Spain
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13   Compania Naviera del Magdalena S.A.                          Colombia
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14   Corporacion de Navegacion Mundial S.A.                       Chile
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15   Corydon International S.A.                                   Uruguay
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16   Dampierre Holdings Spain, S.L.                               Spain
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17   Danube Maritime Inc.                                         Panama
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18   Draco Investments S.A.                                       Panama
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19   Elysian Ship Management Inc.                                 Florida
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20   Elysian Ship Management Ltd                                  Bahamas
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21   Fulton Shipping Inc.                                         Panama
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22   General Ventures Inc.                                        Liberia
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23   Imperial Maritime Ltd.                                       Bahamas
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24   Imperial Maritime Ltd. (Bahamas) Inc.                        Panama
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25   Internationale Maritime S.A.                                 Bahamas
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26   Invermay Shipping Inc                                        Panama
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27   Kattegat Shipping Inc.                                       Panama
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28   Kingly Shipping Ltd.                                         Bahamas
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29   Lonehort S.A.                                                Uruguay
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30   Majestic Maritime Ltd.                                       Bahamas
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31   Mansan S.A.                                                  Uruguay
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32   Maritima SIPSA S.A.                                          Chile
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33   Massena Port S.A.                                            Uruguay
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34   Monarch Shipping Ltd.                                        Bahamas
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35   Moorfields Trading Inc.                                      Panama
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36   Noble Shipping Ltd.                                          Bahamas
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37   Obras Terminales y Servicios S.A.                            Paraguay
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38   Oceanpar S.A.                                                Paraguay
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39   Oceanview Maritime Inc.                                      Panama
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40   Packet Maritime Inc.                                         Panama
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41   Padow Shipping Inc.                                          Panama
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42   Palmerston Shipping Inc.                                     Panama
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43   Pampero Navigation Inc.                                      Panama
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44   Panpetrol Shipping S.A.                                      Panama
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45   Parabal S.A.                                                 Paraguay
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46   Parfina S.A.                                                 Paraguay
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47   Parkwood Commercial Corp.                                    Panama
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48   Parque Ecologico Industrial de Altamira, S.A. de C.V.        Mexico
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49   Pelorus Maritime Inc.                                        Panama
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50   Princely International Finance Corp.                         Panama
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51   Puerto del Sur S.A.                                          Paraguay
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52   Ravenscroft Holdings Inc                                     Florida
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53   Ravenscroft Ship Management Inc.                             Florida
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54   Ravenscroft Ship Management Ltd                              Bahamas
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55   Ravenscroft Ship Management Ltd                              UK
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56   Ravenscroft Shipping (Bahamas) S.A.                          Bahamas
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57   Regal International Investments S.A.                         Panama
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58   Riverpar S.A.                                                Paraguay
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59   Riverview Commercial Corp.                                   Panama
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60   Sernova S.A.                                                 Argentina
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61   Sovereign Maritime Ltd.                                      Bahamas
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62   Stanmore Shipping Inc.                                       Panama
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63   Stately Shipping Ltd.                                        Bahamas
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64   Tecnical Services S.A.                                       Uruguay
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65   Thurston Shipping Inc.                                       Panama
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66   Tipton Marine Inc.                                           Panama
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67   UABL Barges (Panama) Inc.                                    Panama
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68   UABL International S.A.                                      Panama
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69   UABL Limited                                                 Bahamas
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70   UABL Paraguay S.A.                                           Paraguay
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71   UABL S.A.                                                    Argentina
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72   UABL S.A.                                                    Panama
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73   UABL Terminals (Paraguay) S.A.                               Panama
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74   UABL Terminals Ltd.                                          Bahamas
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75   Ultracape (Holdings) Ltd.                                    Bahamas
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76   Ultracape Delaware, LLC                                      USA
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77   Ultracape International S.A.                                 Panama
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78   Ultrapetrol de Venezuela C.A.                                Venezuela
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79   Ultrapetrol International S.A.                               Panama
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80   Ultrapetrol S.A.                                             Argentina
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81   UP (River) Ltd.                                              Bahamas
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82   UP Offshore (Bahamas) Ltd.                                   Bahamas
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83   UP Offshore (Holdings) Ltd                                   Bahamas
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84   UP Offshore (Panama) S.A.                                    Panama
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85   UP Offshore (UK) Ltd.                                        UK
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86   UP Offshore Apoio Maritimo (Panama) Inc.                     Panama
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87   UP Offshore Apoio Maritimo Ltda.                             Brasil
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88   UP Offshore Uruguay S.A.                                     Uruguay
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89   UP River (Holdings) Ltd.                                     Bahamas
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90   UP River Terminals (Panama) S.A.                             Panama
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91   UPB (Panama) Inc.                                            Panama
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92   Wallasey Shipping Inc.                                       Panama
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93   Yataity S.A.                                                 Paraguay
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94   Zulia Ship Management Ltd.                                   Bahamas
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95   Zulia Shipping Inc.                                          Panama
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